COMMON SHARES                                                      COMMON SHARES

                                     [LOGO]
                               PREMIS CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

SEE REVERSE FOR CERTAIN DEFINITIONS              CUSIP 740583 10 9

THIS CERTIFIES THAT                                          IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON
                                    STOCK OF
          ---------------                              ---------------
- ------------------------------                    ------------------------------
          ---------------      PREMIS CORPORATION      ---------------
PREMIS CORPORATIONTRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS THE FACSIMILE SIGNATURE OF THE CORPORATION'S DULY AUTHORIZED
OFFICER.

DATED:

                                                            [LOGO]
                                                         SECRETARY AND PRESIDENT

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -- as tenants in common           UNIF GIFT MIN ACT--                    Custodian
TEN ENT      -- as tenants by the entireties                                (Cust)               (Minor)
JT TEN       -- as joint tenants with right                                 under Uniform Gifts to Minors
             ofsurvivorship and not as                                          (State)  Act
             tenants
               in common

    Additional abbreviations may also be used though not in the above list.
                    For value received____ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
_____________________________________                                     Shares
of the capital stock represented by the within Certificate,
and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated  _____________________________
                                                   _____________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
               WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED